UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 11, 2018
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01	Financial Statements and Exhibits.
     On June 11, 2018, Steadfast Income REIT, Inc. (the “Company”), through its consolidated subsidiary, acquired a fee simple interest in the multifamily apartment community commonly known as Jefferson at Perimeter Apartments (the “Jefferson Property”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2018, to provide the required financial information related to the acquisition of the Jefferson Property.
(a)     Financial Statements of Real Estate Acquired.

Jefferson at Perimeter Apartments

Report of Independent Auditors	F-1
Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2018 (unaudited) and the Year Ended December 31, 2017	F-2
Notes to Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2018 (unaudited) and the Year Ended December 31, 2017	F-3

(b)     Pro Forma Financial Information.

Steadfast Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Balance Sheet as of March 31, 2018	F-6
Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2018	F-8
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2017	F-10

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of Jefferson at Perimeter Apartments (the “Jefferson Property”) for the year ended December 31, 2017, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Jefferson Property as described in Note 2 for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Jefferson Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
June 29, 2018

JEFFERSON AT PERIMETER APARTMENTS
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017
	(unaudited)
Revenues:
Rental income	$1,937,964	$7,618,106
Tenant reimbursements and other	186,379	705,497
Total revenues	2,124,343	8,323,603

Expenses:
Operating, maintenance and management	462,542	1,854,973
Real estate taxes and insurance	315,713	1,255,069
General and administrative expenses	55,538	187,256
Total expenses	833,793	3,297,298
Revenues over certain operating expenses	$1,290,550	$5,026,305
See accompanying notes to statements of revenues over certain operating expenses.

JEFFERSON AT PERIMETER APARTMENTS
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2018 (unaudited)
and the Year Ended December 31, 2017
1.     DESCRIPTION OF REAL ESTATE PROPERTY
On June 11, 2018, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Dunwoody, Georgia, commonly known as Jefferson at Perimeter Apartments (the “Jefferson Property”) for a contract purchase price of $102,800,000, exclusive of closing costs. The Company financed the payment of the contract purchase price for the Jefferson Property with a combination of (1) cash proceeds from property dispositions in a tax-free exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended and (2) the assumption of a loan in the aggregate principal amount of $65,000,000.
The Jefferson Property was constructed in 1996 and is composed of 12 three- and four-story apartment buildings. The Jefferson Property contains 504 apartment homes, consisting of 82 studio apartments, 106 one-bedroom apartments, 246 two-bedroom apartments, and 70 three-bedroom apartments. The apartment homes range in size from 614 to 1,511 square feet and average 1,064 square feet.
The Company is a Maryland corporation that owns a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Jefferson Property is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Jefferson Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Jefferson Property.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2018, has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2018, are not necessarily indicative of the results that may be expected for the year ending December 31, 2018.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Jefferson Property was acquired from an unaffiliated party; and (2) based on due diligence of the Jefferson Property conducted by the Company, management is not aware of any material factors relating to the Jefferson Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.
3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Jefferson Property leases residential apartment homes under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consist of charges billed to tenants for utilities, parking and application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
The Jefferson Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on the Jefferson Property’s results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Jefferson Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Jefferson Property could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on June 29, 2018.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 29, 2018, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, which was filed with the SEC on May 11, 2018. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Jefferson Property, which are included herein.
The following unaudited pro forma balance sheet as of March 31, 2018, has been prepared to give effect to the acquisition of the Jefferson Property, which occurred on June 11, 2018, as if such acquisition occurred on March 31, 2018.
The following unaudited pro forma statements of operations for the three months ended March 31, 2018, and for the year ended December 31, 2017, have been prepared to give effect to the acquisition of the Jefferson Property as if the acquisition occurred on January 1, 2017.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated on January 1, 2017.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2018

	Steadfast Income REIT, Inc. Historical (a)	Pro Forma Adjustments
		Jefferson at Perimeter (b)		Pro Forma Total
Assets:
Real Estate:
Land	$106,932,041	$17,462,959	(c)	$124,395,000
Building and improvements	917,128,392	79,995,890	(c)	997,124,282
Tenant origination and absorption costs	—	1,280,962	(c)	1,280,962
Other intangible assets	2,644,263	—		2,644,263
Total real estate, cost	1,026,704,696	98,739,811		1,125,444,507
Less accumulated depreciation and amortization	(192,693,352)	—		(192,693,352)
Total real estate, net	834,011,344	98,739,811		932,751,155
Cash and cash equivalents	217,672,108	(9,873,899)		207,798,209
Restricted cash	65,831,542	(26,800,021)		39,031,521
Investment in unconsolidated joint venture	15,102,763	—		15,102,763
Rents and other receivables	2,825,325	(1,975)		2,823,350
Other assets	3,748,162	(707,346)		3,040,816
Total assets	$1,139,191,244	$61,356,570		$1,200,547,814

Liabilities:
Accounts payable and accrued liabilities	$21,717,387	$1,317,608		$23,034,995
Notes payable:
Mortgage notes payable, net	632,526,481	59,448,127		691,974,608
Credit facility, net	90,282,883	—		90,282,883
Total notes payable, net	722,809,364	59,448,127		782,257,491
Distributions payable	4,584,450	—		4,584,450
Due to affiliates	1,455,517	590,835	(d)	2,046,352
Total liabilities	750,566,718	61,356,570		811,923,288
Commitments and Contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 75,298,005 and 75,479,409 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	752,980	—		752,980
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of March 31, 2018 and December 31, 2017	10	—		10
Additional paid-in capital	662,130,024	—		662,130,024
Cumulative distributions and net losses	(274,258,488)	—		(274,258,488)
Total stockholders’ equity	388,624,526	—		388,624,526
Total liabilities and stockholders’ equity	$1,139,191,244	$61,356,570		$1,200,547,814

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2018

(a)	Historical financial information as of March 31, 2018, derived from the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2018.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Jefferson Property and related cash, other assets and liabilities as if the acquisition had occurred on March 31, 2018. The contract purchase price of the Jefferson Property, exclusive of closing and other acquisition costs, was $102,800,000. The Company financed the payment of the contract purchase price for the Jefferson Property with a combination of (1) cash proceeds from property dispositions in a tax-free exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended and (2) the assumption of a loan in the aggregate principal amount of approximately $65,000,000. The Company recorded the cost of tangible assets and identifiable intangible assets and liabilities acquired based on their estimated fair values.

(c)
The Company adopted Accounting Standards Update (“ASU”) 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business (“ASU 2017-01”), issued in January 2017, beginning with real estate investments acquired on or after January 1, 2017. Acquisitions that do not meet the definition of a business under this guidance are accounted for as asset acquisitions. The acquisition of the Jefferson Property did not meet the definition of a business and consequently was accounted for as an asset acquisition. As a result, the Company capitalized approximately $833,982 in acquisition fees and acquisition costs related to the acquisition of the Jefferson Property on the unaudited pro forma balance sheet. Prior to the adoption of ASU 2017-01, acquisition fees and acquisition costs were included in fees to affiliates and acquisition costs, respectively, on the consolidated statements of operations. Upon adoption of this guidance, all such costs are included in the purchase price that are allocated between land, buildings and improvements, tenant origination and absorption costs and notes payable on the consolidated balance sheet.

The pro forma acquisition fees and acquisition costs that have been capitalized and included in the purchase price of the Jefferson Property are as follows:

•
Acquisition Fees: Acquisition fees are payable to Steadfast Income Advisor, LLC (the “Advisor”) based on 0.5% of the cost of investment of the Jefferson Property including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6.0% of the contract purchase price), as set out in the Advisory Agreement by and among the Company, its operating partnership and the Advisor (the “Advisory Agreement”).

•	Acquisition Costs: Those amounts incurred by the Company or its affiliates that were attributable to the acquisition of the Jefferson Property.
The Company allocated the purchase price (including acquisition fees and acquisition costs) to the individual assets and liabilities acquired on a relative fair value basis, as follows:

	As of March 31, 2018
	Contract Purchase Price	Acquisition Fee	Acquisition Costs	Total Real Estate, Cost
Land	$17,322,428	$92,059	$48,472	$17,462,959
Building and improvements	79,352,132	421,714	222,044	79,995,890
Tenant origination and absorption costs	1,270,654	6,753	3,555	1,280,962
Total real estate, cost	97,945,214	520,526	274,071	98,739,811
Loan discount	4,854,786	25,801	13,585	4,894,172
Total cost	$102,800,000	$546,327	$287,656	$103,633,983
(d) Represents the pro forma effect of acquisition fees and acquisition costs payable to affiliates of the Company in connection with the acquisition of the Jefferson Property.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2018

	Steadfast Income REIT, Inc. Historical (a)	Jefferson at Perimeter (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$31,177,928	$1,937,964	$—		$33,115,892
Tenant reimbursements and other	4,276,999	186,379	—		4,463,378
Total revenues	35,454,927	2,124,343	—		37,579,270
Expenses:
Operating, maintenance and management	9,419,638	462,542	(60,216)	(c)	9,821,964
Real estate taxes and insurance	5,863,322	315,713	106,040	(d)	6,285,075
Fees to affiliates	3,932,066	—	272,732	(e)	4,204,798
Depreciation and amortization	10,890,796	—	786,434	(f)	11,677,230
Interest expense	7,712,772	—	561,207	(g)	8,273,979
General and administrative expenses	1,951,497	55,538	—		2,007,035
Loss on debt extinguishment	2,010,457	—	—		2,010,457
Total expenses	41,780,548	833,793	1,666,197		44,280,538
(Loss) income before other income (expenses)	(6,325,621)	1,290,550	(1,666,197)		(6,701,268)
Other income (expense):
Equity in loss of unconsolidated joint venture	(1,641,405)	—	—		(1,641,405)
Gain on sales of real estate, net	81,247,054	—	—		81,247,054
Total other income (expenses)	79,605,649	—	—		79,605,649
Net income (loss)	$73,280,028	$1,290,550	$(1,666,197)		$72,904,381
Net income per common share — basic and diluted	$0.97				$0.96
Weighted average number of common shares outstanding — basic	75,343,863				75,343,863
Weighted average number of common shares outstanding — diluted	75,355,738				75,355,738
Distributions per common share	$0.177				$0.177

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2018

(a)	Historical financial information for the three months ended March 31, 2018, derived from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018.

(b)	Represents the historical operations of the Jefferson Property under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents the exclusion of property management fees recorded in the historical operations of the previous owners of the Jefferson Property that are not comparable to the expenses the Company expects to incur in the future operations of the Jefferson Property.

(d)
Represents additional real estate taxes and insurance expense of the Jefferson Property (not reflected in the historical operations of the Company) for the three months ended March 31, 2018, based on management estimates as if the Jefferson Property was acquired on January 1, 2017.

(e)
Represents adjustments made to fees to affiliates for the three months ended March 31, 2018, to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2018, that would be due to affiliates had the Jefferson Property been acquired on January 1, 2017. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.8% of the acquisition cost of the Jefferson Property, including acquisition fees, acquisition expenses and any debt attributable to the Jefferson Property, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 2.5% of the monthly gross revenues of the Jefferson Property, as set out in the Property Management Agreement for the property (the “Property Management Agreement”).

The investment management fees that would have been payable to the Advisor and the property management fees that would have been payable to the affiliated property manager had the Jefferson Property been acquired on January 1, 2017 were:

For the Three Months Ended March 31, 2018
Investment Management Fees	$219,623
Property Management Fees	53,109
$272,732

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2018, as if the Jefferson Property were acquired on January 1, 2017.

Depreciation expense on the purchase price (including acquisition fees and acquisition costs) of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2018, as if the $65,000,000 loan attributable to the Jefferson Property was assumed on January 1, 2017.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Steadfast Income REIT, Inc. Historical (a)	Jefferson at Perimeter (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$188,019,112	$7,618,106	$—		$195,637,218
Tenant reimbursements and other	24,950,128	705,497	—		25,655,625
Total revenues	212,969,240	8,323,603	—		221,292,843
Expenses:
Operating, maintenance and management	58,347,903	1,854,973	(238,089)	(c)	59,964,787
Real estate taxes and insurance	35,114,937	1,255,069	431,941	(d)	36,801,947
Fees to affiliates	21,960,145	—	1,086,584	(e)	23,046,729
Depreciation and amortization	67,755,152	—	4,426,697	(f)	72,181,849
Interest expense	44,114,130	—	2,267,772	(g)	46,381,902
General and administrative expenses	6,732,330	187,256	—		6,919,586
Loss on extinguishment of debt	2,380,051	—	—		2,380,051
Total expenses	236,404,648	3,297,298	7,974,905		247,676,851
Loss before other income (expenses)	(23,435,408)	5,026,305	(7,974,905)		(26,384,008)
Other income (expense):
Equity in loss of unconsolidated joint venture	(663,896)	—	—		(663,896)
Gain on sales of real estate, net	96,573,171	—	—		96,573,171
Total other income (expenses)	95,909,275	—	—		95,909,275
Net income (loss)	$72,473,867	$5,026,305	$(7,974,905)		$69,525,267
Net income per common share — basic and diluted	$0.96				$0.92
Weighted average number of common shares outstanding — basic	75,794,705				75,794,705
Weighted average number of common shares outstanding — diluted	75,807,710				75,807,710
Distributions per common share	$0.717				$0.717

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

(a)	Historical financial information for the year ended December 31, 2017, derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(b)	Represents the historical operations of the Jefferson Property under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents the exclusion property management fees recorded in the historical operations of the previous owner of the Jefferson Property that are not comparable to the expense the Company expects to incur in the future operations of the Jefferson Property.

(d)
Represents additional real estate taxes and insurance expense of the Jefferson Property (not reflected in the historical operations of the previous owner of the Jefferson Property or the Company) for the year ended December 31, 2017, based on management estimates as if the Jefferson Property was acquired on January 1, 2017.

(e)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2017 that would be due to affiliates had the Jefferson Property been acquired on January 1, 2017. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.8% of the acquisition cost of the Jefferson Property, including acquisition fees, acquisition expenses and any debt attributable to the Jefferson Property, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 2.5% of the monthly gross revenues of the Jefferson Property as set out in the Property Management Agreement.

The investment management fees that would be due to the Advisor and the property management fees that would be due to the affiliated property manager had the Jefferson Property been acquired on January 1, 2017 were:

For the Year Ended December 31, 2017
Investment Management Fees	$878,494
Property Management Fees	208,090
$1,086,584

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2017, as if the Jefferson Property was acquired on January 1, 2017.

Depreciation expense on the purchase price (including acquisition fees and acquisition costs) of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2017, as if the $65,000,000 loan attributable to the Jefferson Property was assumed on January 1, 2017.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	June 29, 2018	By:	/s/ Kevin J. Keating
Kevin J. Keating
Chief Financial Officer and Treasurer
(Principal Financial Officer and Accounting Officer)